================================================================================


                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of CirTran Corporation on Form 10-K/A for the period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Iehab Hawatmeh, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Iehab Hawatmeh
                                                --------------------------------
                                                Iehab Hawatmeh
                                                Chief Executive Officer and
                                                Chief Financial Officer
                                                (Principal Executive Officer
                                                and Principal Financial Officer)

Dated: November 16, 2009






--------------------------------------------------------------------------------